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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                     --------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          Date of Report: April 7, 1999


                              MICRO WAREHOUSE, INC.



       DELAWARE                    0-20730                     06-1192793
------------------------     ---------------------            -------------
(State of Incorporation)     (Commission File No.)            (IRS Id. No.)


                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         This Form 8-K/A amends the Form 8-K filed by Micro Warehouse, Inc. (the "Company") on March 26, 1999 by inserting at the end of Item 4 thereof the following new subsection (b):

         (b)      NEW INDEPENDENT ACCOUNTANTS

                  (i) On March 31, 1999 KPMG LLP ("KPMG") completed its audit of the financial statements of the Company for the year ended December 31, 1998.

                  (ii) Effective April 1, 1999, the Company engaged PricewaterhouseCoopers LLP as its new independent accountants for the audit of the Company's financial statements for the year ending December 31, 1999. During the two most recent fiscal years and through March 31, 1999, the Company has not consulted with PricewaterhouseCoopers LLP concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 1999                         MICRO WAREHOUSE, INC.
                                             (Registrant)


                                             By:
                                                -------------------------------
                                                        Wayne P. Garten
                                                   Executive Vice President,
                                                    Chief Financial Officer
                                                 (Principal Accounting Officer)